Exhibit 99.1

Digital World Announces Management Team Changes

Miami, FL, April 12, 2023 – Digital World Acquisition Corp. (Nasdaq: DWAC) (“Digital World” or the “Company”) today announced multiple additions and changes to its executive team and board of directors (the “Board”).

Effective as of April 11, 2023, the Board appointed (i) Frank Andrews, an existing director, as non-executive chairman of the Board and as a member of the audit and the compensation committees; (ii) Edward Preble, an existing director, as a member of the audit committee and as chairman of the compensation committee; (iii) Jeffrey Smith as a member of the Board, as chairman of the audit committee and as a member of the compensation committee; (iv) Katherine Chiles as Chief Financial Officer of the Company; and (v) Alexander Cano as President and Secretary of the Company.

Mr. Eric Swider, Interim Chief Executive Officer and a director of the Company, shared the following statement: “I am happy to see the Board taking a very proactive position in strengthening our corporate governance structure. The new structure is designed to create a more independent relationship between our sponsor and management, as well between management and the Board. I am looking forward to working with the highly skilled individuals that have been selected to fill these positions. I also look forward to working with our outside counsel and third-party advisors as we focus on our singular goal, to put Digital World in a position to call a vote of the stockholders on the pending merger so as to build stockholder value. To that end, we will continue to work with the appropriate regulators and agencies in full cooperation with the ongoing investigations.”

Mr. Frank Andrews, who was appointed to serve as Non-Executive Chairman of the Board, also commented, “I am honored to be able to serve as Chairman of the Board and I am looking forward to the Board and management operating with a more even distribution of leadership. We are fortunate to have brought together a well-qualified team to deal with the tremendous challenges we continue to face.”

About Digital World Acquisition Corp.

Digital World (Nasdaq: DWAC) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding management succession planning, possible business combinations, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Company’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, it assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company gives no assurance that it will achieve its expectations.

Contact Information

Investor Relations:

Name: Alex Cano

Email: info@dwacspac.com